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        Dated the 8th day of June 1996

                                 LEA TAI PROPERTY DEVELOPMENT
                                           LIMITED


                                             and

                           TAG-IT PRINTING & PACKAGING LIMITED


                     ***********************************************

                                   TENANCY AGREEMENT

                                          of

                     Units 03 & 05, 10th Floor, Shatin 11 Plaza, No. 11
                     Wo Sing Street, Fo Tan, Shatin, New Territories

                     Term               : 2 years
                     Commencing         : 23rd May 1996
                     Expiring           : 22nd May 1998
                     Rent               : HK$29,214.50
                     Deposit            : HK$95,892.30

                     ***********************************************


                     EDMUND CHEUNG & CO.,
                     SOLICITORS,
                     13TH FLOOR, REGENT CENTRE,
                     88 QUEEN'S ROAD CENTRAL,
                     HONG KONG.

                     REF. NO.: WS-7567/96/0017/hp


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                     THIS AGREEMENT made this 8th day of June, One thousand nine hundred and ninety six BETWEEN the person(s) firm or company detailed as the Landlord in
                     Part I of the First Schedule hereto (hereinafter called "the Landlord") of the one part and the person(s) firm or company detailed as the Tenant in Part
                     I of the First Schedule hereto (hereinafter called "the Tenant") of the other part

                     1.     PREMISES, TERM AND RENT

Premises             1.1        The Landlord hereby lets unto the Tenant and the
                     Tenant hereby agrees to take ALL THOSE the premises particularised in Part II of the First Schedule hereto (hereinafter called "the said premises")
                     TOGETHER with a right for the Tenant its servants and licensees (in common with the Landlord and all other tenants and occupiers of the said building and their respective servants and licensees and all others having the like right) to pass and repass upon down over and along the staircases landings passages entrances and means of access in the said building at all times by day and by night on foot for the purpose of access to and from the said premises from and to the entrance to the said building;

Rights to            1.1.1      AND TOGETHER with the right in common with other tenants and
use lifts            occupiers of the said building for the Tenant its servants and licensees to use the passenger lifts (if any) and freight lift only to and from the said premises (during such hours as the same shall be working) and provided always that the Landlord will be under no obligation to supply attendants for such lifts;

Rights to            1.1.2      AND TOGETHER with the right for the Tenant its servants and
use toilets          licensees  to use any water closets lavatories and conveniences located within the said premises or allocated for use by the Tenant;

Term                 1.2        This Agreement shall be for the term set forth in Part III of the First Schedule hereto;

Rent and             1.3        Throughout the said term the rent and other charges as set
other charges        out in the Second Schedule hereto shall be payable to the Landlord monthly in advance clear of all deductions on the date as set out in Part I of the said
                     Second Schedule.



                     2.         TENANT'S OBLIGATIONS AND RESTRICTIONS
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                     The Tenant agrees with the Landlord as follows :-

                     2.1        RENT AND OTHER CHARGES

Rent                 2.1.1      To pay the rent as set out in Part I of the Second Schedule at the times and in manner aforesaid without deduction and in bank notes if demanded;

Other Charges        2.1.2      To pay the other charges (if any) as set out in Part II of the
                     Second Schedule hereto;

Water                2.1.3      To pay all charges for water as may be shown by the separate meter installed upon or in relation to the said premises or by accounts rendered to the Tenant in respect of such amount of water consumed in the said premises;

Electricity          2.1.4      To pay all charges for electricity and gas as may be shown by the
and gas              separate meter installed upon or in relation to the said premises or by accounts rendered to the Tenant in respect of such mount of electricity consumed in the said premises;

Rates,               2.1.5      To pay and discharge all rates taxes assessments duties impositions
taxes, etc.          charges and outgoings whatsoever now or hereafter to be imposed or levied on the Premises or upon the owner or occupier in respect thereof by the
                     Government of Hong Kong or other lawful authority (Crown Rent and Property
                     Tax alone excepted). (Without prejudice to the generality of this sub-clause the Tenant shall pay all rates imposed on the Premises in the first place to the Landlord who shall settle the same with the Hong Kong Government and in the event of the Premises not yet having been assessed to rates the Tenant shall pay to the Landlord a sum equal to the rates which would be charged by the Hong Kong Government on the basis of a rateable value equal to twelve months' rent payable by the Tenant on account of the Tenant's liability under this Clause.)

Utility              2.1.6      To pay and discharge all deposits and charges in respect of gas water
deposits             electricity air-conditioning and telephone as may be shown by or operated from the tenants own metered supply or by accounts rendered to the Tenant in respect of all such utilities consumed on or in the Premises.

Compliance with      2.2         To obey and comply with all ordinances, regulations, bye-
Ordinances and       laws, rules and requirements of any Governmental or other
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Regulations          competent authority relating to the use and occupation of the said premises the conduct and carrying on of the Tenant's
                     business on or in the said premises or to any other act, deed, matter or thing done, permitted, suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant and to notify the Landlord forthwith in writing of any notice received from any utility statutory or public authority concerning or in respect of the said premises or any services supplied thereto and in particular to observe at all times all statutory regulations governing fire prevention within the said premises and to observe perform and comply with all directions given by the
                     Fire Brigade Urban Council or other competent authority in connection with the said premises or any part thereof and the storage of goods therein and to indemnify the Owner and the Landlord against all actions costs claims and demands in respect of any breach or non-observance of any of the foregoing covenants;

                     2.3        USER

User                 2.3.1      To use the said premises and every part thereof wholly and exclusively only for the purpose as set forth in Part V of the First Schedule hereto and for no other purpose whatsoever;

Breach of            2.3.2      Not to cause suffer or permit any of the provisions of the Crown
Contravention        Lease under which the Landlord holds the said premises and to indemnify the
Crown Lease          Landlord against any such breach;

Town Planning        2.3.3      Not to use the said premises or any part thereof in such manner or
Ordinance            for such purpose whereby any provision or requirement under the Town Planning
                     Ordinance and any Regulations made thereunder may be infringed or contravened;

Mutual               2.3.4      To obey observe and comply with and perform all the covenants terms
Covenant             and provisions in the Deed of Mutual Covenant and Management Agreement (if
and                  any) the said building so far as they relate to the said relating to premises
Management           and to indemnify the Landlord against the breach non-observance or non-
Agreement            performance thereof;

Domestic use         2.3.5      Not to use the said premises or any part thereof as sleeping quarters or as domestic premises within the meaning of any ordinance for the time being in force or to allow any person to remain on the said premises overnight unless with the Landlord's prior permission in writing.  Such permission shall only be given to enable the Tenant to post watchmen to look after the said premises
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                     provided that the names of the watchmen are first
                     registered with the Landlord prior to its giving such permission;


Illegal or           2.3.6      The Tenant shall not cause permit or suffer any part of the said
immoral use          premises to be used for gambling or for any illegal immoral or improper purposes or in any way so as to cause nuisance annoyance inconvenience or damage or danger to the Landlord or the tenants or occupiers of adjacent or neighbouring premises;

Offensive            2.3.7      The Tenant shall not cause permit or suffer any part of the said
trade                premises to be used for any trade or business which is now or may hereafter be declared to be an offensive trade under the public Health and Urban
                     Services Ordinance or any enactment amending the same or substituting therefor;

Auctions and         2.3.8      Not to conduct or permit any auction fare bankruptcy close out or
sales                similar sales of things or properties of any kind to take place on the said premises;

Storage of           2.3.9      Not to use the said premises for the manufacture of goods or
hazardous            merchandise or for the storage of goods or merchandise other than in small
goods                quantities consistent with the nature of the Tenant's trade or business by way of samples and exhibits nor to keep or store or cause to be kept or stored upon the said premises any hazardous or extra hazardous or dangerous goods within the meaning of the Dangerous Goods Ordinance and the Regulations thereunder or any statutory modification or re-enactment thereof AND to indemnify the Landlord against all actions costs demands and claims in respect of any breach or non-observance of this sub-clause;

Obstruction of       2.3.10     Not to put or place any refuse bin, box, carton, container, furniture
common area          chattels or refuse or store any goods or any other things on the loading and unloading spaces on the ground floor or in any of the common entrance-halls, staircases, landings, passages, corridors, fire escape ways, lifts and other common parts of and in the said building and not to fix any fixed gates or fences which may in any way block or obstruct any of the said fire escape ways AND the Tenant shall indemnify the Landlord for any loss or damage arising from the breach of this Clause;

Nuisance             2.3.11     Not to cause permit or suffer any part of the said premises to use in any way so as to cause nuisance annoyance inconvenience on damage or danger to the Landlord or the tenants
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                     or occupiers of adjacent or neighbouring premises;

Noise                2.3.12     Not to cause or produce or suffer or permit to be produced on or in the said premises any sound or noise (including sound produced by broadcasting from Rediffusion, Television, Radio and any apparatus or instrument capable of producing or reproducing music and sound) or other acts or things in or on the said premises which is or are or may be a nuisance or annoyance to the tenants or occupiers of adjacent or neighbouring premises;

Animal pets          2.3.13     Not to keep or permit or suffer to be kept any animals or pets in the
and                  said premises and to take all such steps and precautions to the satisfaction
infestation          of the Landlord to prevent the said premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant to employ at the Landlord's cost such pest extermination contractors as the
                     Landlord may nominate and at such intervals as the Landlord may direct;

Cooking and          2.3.14     Not to prepare or permit or suffer to be prepared any food in the
prevention of        said premises or to cause or permit any offensive or unusual odours to be
odours               produced upon or emanate from the said premises;

Use of               2.3.15     Not to use or permit to be used the passenger lifts of tile Building
passenger            for the purpose of carrying any furniture or goods or heavy articles (the
lift                 Landlord having provided freight lifts for such purpose), and to observe the regulations affecting the use of all lifts as indicated therein or intimated by the Landlord or its agents from time to time.

Use of               2.3.16     Not to place in any freight lift any heavy machinery goods raw
freight              materials or articles which may cause the permitted carrying capacity of that
lift                 lift to be exceeded.

Floor loading        2.3.17     Not to store or place any goods machinery or other things on or in any part of the said premises which exceeds the maximum floor loading of the said premises;

Removal of           2.3.18     To be responsible for the removal of refuse and garbage from the said
refuse               premises to such location as shall be specified by the Landlord or Manager of the said building (hereinafter called "the said Manager") from time to time and to use only that type of
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                     refuse container as is specified by the Landlord or the said Manager from time to time.  In the event of the Landlord or the said Manager providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord shall be at the sole cost of the Tenant;

Outside              2.3.19     To keep all windows of the said premises closed at all times and not
windows              to open any of the windows of the said premises save when the air cooling and heating system is not working;

Cleaning and         2.3.20     To keep the said premises including all external windows and lights
cleansing            at all times in a clean and sanitary state and condition, and for the better observance hereof the Tenant shall at its own expenses employ as cleaners of the said premises such persons or firms as may be approved by the Landlord.
                     In the event of the Landlord or the said Manager providing such cleaning service the same shall be used by the Tenant to the exclusion of any other similar service and the use of such service provided by the Landlord or the said Manager shall be at the sole cost of the Tenant;

Loading Bay          2.3.21     To use such portion of the loading bay on the Ground Floor of the
                     Building subject in all respects to the reasonable regulations and directions made from time to time by the Manager for the time being of the Building governing the use of the said loading bay and in particular but without prejudice to the generality of the foregoing only for the purpose of loading and unloading and not to permit or suffer its servants or licensees to park in any part thereof or otherwise obstruct the use of such loading bay.

                     2.4      ADDITIONS AND ALTERATIONS TO PREMISES

Installation and     2.4.1      Not to erect install or alter any fixtures fittings partitioning or
alterations          other installation in the said premises and not to make or permit or suffer to be made any alterations in or additions to the said premises or to the electrical wiring installation lighting fixtures therein and not to install any air-conditioning plant ducting or units in the said premises without first having submitted the full details and plans in respect of the same to the Landlord and obtained the written consent of the Landlord therefor and to be responsible for any expenses incurred by the Landlord in connection with the giving of such consent;

Additional           2.4.2      In the event of the Tenant installing private
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air conditioning     air conditioning units in the said premises or any part thereof with the prior
units                consent of the Landlord in writing the Tenant shall comply with the directions and instructions of the Landlord regarding installation and shall at its own expense be responsible for their periodic inspection maintenance and repair and for the replacement of defective wiring and the Tenant shall be strictly liable for any damage caused by the installation operation or removal of such units;


Additional           2.4.3      In the event of the Tenant installing or altering any partitioning in
partitioning         the said premises or any part thereof with the prior consent of the Landlord in writing such partitioning or alteration thereof shall be constructed or made at such position and with such material and in accordance with such other requirement (if any) as shall be directed or approved by the Landlord.
                     All fees and expenses incurred by the Landlord in obtaining the approval of the Landlord's architects or consultants on the location of such partitioning shall be borne by the Tenant, including the costs and expenses of the removal or alteration of the fixtures and fittings of the Landlord as may be required by the Landlord and payment thereof to the Landlord may be imposed as a pre-
                     requisite of the Tenant receiving such permission;

Fitting out          2.4.4      To fit out the interior of the said premises in accordance with such plans and specifications as shall have been first submitted by the Tenant to and approved by the Landlord in writing in a good and proper workmanlike fashion and in all respects in a style and manner appropriate to a first class office building and so to maintain the same throughout the said term in good condition and repair to the satisfaction of the Landlord;

Exterior             2.4.5      Not without the prior consent to install any supports or erect any
fittings             iron brackets or install any wires, aerials, fittings, plant, equipment, or blinds on or protruding from the windows or any part of the exterior walls or windows of the said building for any purpose including the installation of airconditioners;


Signs                2.4.6      Not without the prior written approval of the Landlord to exhibit or display within or on the exterior of the said premises any writing sign signboard or other device whether illuminated or not which may be visible from outside the said premises nor without the Landlord's prior written consent to affix any writing sign signboard or other device in at or above any
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                     common area lobby landing or corridor of the said building;

Obstruction to       2.4.7      Not to block up darken or obstruct or obscure any of the windows or
outside windows      lights belonging to the said premises without having obtained the previous written consent of the Landlord. The Landlord may in giving such consent impose such condition as it shall consider fit, for the purpose of maintaining the desired appearance of the building's facade;

Injury to            2.4.8      Not without the previous written consent of the Landlord cut maim or
to main walls        injure or permit or suffer to be cut maimed or injured any doors windows walls beams structural members or other part of the fabric of the said premises;

Fixtures to          2.4.9      Not to affix anything to the columns floors, ceilings or interior
interior             walls or windows of the said building that could maim or interfere with the same or that might in any way affect the structural stability of the said building without the prior written consent of the Landlord;

Shelters             2.4.10     Not to erect any shelters or coverings on any part of the flat-roofs or roof of the said building;

Smoke-lobbies        2.4.11     Not to alter the position of any Smoke Lobby or fire-escape doors or
and fire escapes     to make any additions to or in any way amend such doors without the prior written consent of the Landlord;

Locks                2.4.12     Not without the written consent of the Landlord to install additional locks bolts security fitments or systems or other fittings to the entrance doors of the said premises or to the said premises or in any way to change or alter those already installed and in the event that consent is given under this Clause to immediately deposit with the Landlord keys to all such additional locks bolts or other fittings as may be approved for installation;


Installation         2.4.13     The Tenant shall make his/its own arrangements with the Hong Kong
telephone            the said premises, but the installation of telephone lines outside the said
cables               premises must be in accordance with the Landlord's directions;

                     2.5      REPAIR OBLIGATIONS

Repair of            2.5.1      To keep all the interior of the said premises including
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interior             the flooring partitions and interior plaster or other finishing materials or
fixtures             rendering to walls floors and ceilings and the Tenant's and Landlord's fixtures and
and fittings         fittings therein including all doors, windows and fire fighting apparatus, sprinkler system, locks, security fittings and any additions made by the
                     Tenant to the said premises in a good clean tenantable substantial and proper repair and condition and as may be appropriate from time to time painted and decorated and in particular to paint and decorate the entirety of the said premises during the last three months of the term to the Landlord's satisfaction and in a manner and to such standard as the said premises were first let hereunder and so to maintain the same at the expense of the Tenant and to pay or reimburse to the Landlord the cost of replacing all broken and damaged windows whether the same be broken or damaged by the negligence of the Tenant or owing to circumstances beyond the control of the Tenant;

Repair of            2.5.2      To repair or replace if so required by the appropriate Company or
electrical           authority under the terms of the Electricity Supply Ordinance or any
installations        statutory modification or re-enactment thereof or any Orders in Council or
                     Regulations made thereunder by duly authorised contractor statutory undertaker or authority as the case may be all the electrical wiring installations and fittings within the said premises and the wiring from the
                     Tenant's Meter or Meters to and within the same;

Repair of            2.5.3      At the expense of the Tenant to maintain all such toilets and water
toilets and          apparatus (located within the said premises or elsewhere if used by the
water                Tenant his employees invitees and Licensees) in good clean and tenantable
apparatus            state and in proper repair and condition at all times during the said term to
and cleansing        the satisfaction of the Landlord and in accordance with the Regulations of
of drains            the Public Health or other Government Authority concerned and to pay on demand to the Landlord the cost incurred by the Landlord in cleansing and clearing any of the drains choked or stopped up owing to negligence or careless use by the Tenant or his employees invitees or licensees Provided always :-

                     (a)      if the said toilet and water apparatus are shared the Tenant shall only be responsible for a proportionate part of the expenses concerned in proportion to the respective areas enjoying the common user of such toilet and water apparatus;

                     (b)      if the Landlord shall at any time employ a cleaning service
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                              in respect of other toilet and water apparatus in the said building then the Tenant shall use the same cleaning service to perform its obligations hereunder;

Protection           2.5.4      To take all reasonable precautions to protect the interior of the
from typhoon         said premises from storm or typhoon damage;

Landlord's           2.5.5      To permit the Landlord its agents and all person authorised by it
right to enter       with or without workmen or others and with or without appliances at all
and view             reasonable times to enter upon the said premises to view the condition thereof and to take inventories of the fixtures and fitting therein and to carry out any work or repair required to be done;


Obligation to        2.5.6      To make good all defects and wants of repair therein found for which
execute repairs      the Tenant may be liable within the space of one calendar month from the
on receipt of        receipt of written notice from the Landlord to amend and make good the same
notice               and if the Tenant shall fail to execute such works or repairs as aforementioned to permit the Landlord to enter upon the said premises and execute the same and the cost thereof shall be a debt due from the Tenant to the Landlord and recoverable forthwith by action;

To inform            2.5.7      To give notice to the Landlord or its agent of any damage that may be
Landlord of          suffered to the said premises and of any accident to or defects in the water
damage               and gas pipes electrical wiring or fittings, fittings fixtures or other facilities provided by the Landlord;

                     2.6      INSURANCE LIABILITIES AND INDEMNITIES

Indemnify            2.6.1      To be wholly responsible for any damage or injury caused to any
against Loss/        person whomsoever directly or indirectly through the defective or damaged
Damage from          condition of any part of the interior of the said premises or of any of the
Interior Defects     fixtures and fittings therein or in any way owing to the spread of fire or
and Third Party      smoke or the overflow of water from the said premises or any part thereof or liability insurance  through the act default or neglect of the tenant his servants agents licensees or contractors and to make good the same by payment or otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of any such loss damage or injury and all costs and expenses incidental thereto;

Breach of            2.6.2      Not to cause or suffer or permit to be done any act or
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insurance            thing whereby the policy or policies of insurance, if any, on the said premises
policy               against damage by fire or liability to Third Parties for the time being subsisting may become void or voidable or whereby the rate of premium or premiums thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premiums thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this Clause;

Indemnity            2.6.3      To be wholly responsible for any loss or damage caused to any person
against              or property caused by or through or in any way owing to the escape overflow
overflow of          of water from the said premises and to make good the same by payment or
water                otherwise and to indemnify the Landlord against all costs claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect of such loss damage or injury and costs and expenses incidental thereto;


Liable for           2.6.4      To be liable for any act default or negligence of the Tenant's
employee's           contractors, employees, invitees, visitors or licensees in respect of the use
negligence           of the said premises and to indemnify the Landlord against all costs claims demands expenses or liability to any third party in connection therewith;

                     2.7      SUBLETTING AND ASSIGNING

                                The Tenant shall not assign underlet or otherwise part with the possession of the said premises or any part thereof in any way whether by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Agreement obtains the use or possession of the said premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the premises (whether for monetary consideration or not) this Agreement shall absolutely determine and the Tenant shall forthwith vacate the said premises on notice to that effect from the Landlord. The Tenancy shall be personal to the Tenant named in the First Schedule to this Agreement and without in any way limiting tie generality of the foregoing the following acts and events shall unless approved in writing by the Landlord be deemed to be breaches of this Clause :-
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                     (a)      In the case of a tenant which is a partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

                     (b)      In the case of a tenant who is an individual (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the said premises or any part thereof shall vest in the executors administrators personal representatives next of kin;

                     (c)      In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof;

                     (d)      The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power obtains the right to use possess occupy or enjoy the said premises or any part thereof or does in fact use possess occupy or enjoy the same;

                     (e)      The change of the Tenant's business name without the previous written consent of the Landlord which consent the Landlord may give or withhold at its discretion;

                     2.8      GENERAL

Yield up             2.8.1      To yield up the said premises with all fixtures fittings and
premises and         additions therein and thereto at the expiration or sooner determination of
handover             this Agreement in good clean and tenantable repair and condition in accordance with the stipulations hereinbefore contained Provided That where the Tenant has altered erected or installed any fixtures fittings, partitioning or additions in or to the said premises with or without the
                     Landlord's written consent the Landlord may at its absolute discretion require the Tenant to reinstate remove or do away with such alterations fixtures fittings partitioning or additions or any part or portion thereof and make good and repair in a proper and workmanlike manner any damage to the said premises and the Landlord's fixtures and fittings therein as a result thereof before delivering up the said premises to the Landlord;


To permit            2.8.2      To permit the Landlord and its agents with or without
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Landlord to enter    workmen and others in case of fire to enter upon the said premises for the purpose of
in the event of      extinguishing such fire and for salvage of property;
fire and emergency
                     3.       LANDLORD'S OBLIGATIONS

                     The Landlord agrees with the Tenant as follows:-

Crown Rent           3.1        To pay the Crown Rent and Property Tax attributable to or in
and Property Tax     respect of the said premises;


Quiet enjoyment      3.2        To permit the Tenant (duly paying the rent and the other
                     charges (if any) hereby agreed to be paid on the days and in manner herein provided for payment of the same and rates and observing and performing the agreements stipulations terms conditions and obligations herein contained) to have quiet possession and enjoyment of the said premises during the said term without any interruption by the Landlord or any person lawfully claiming under or through or in trust for the Landlord;

                     4.       EXCLUSIONS

                              IT IS HEREBY FURTHER EXPRESSLY AGREED that the Landlord shall not in any circumstances be liable to the Tenant or any other person whatsoever :-

Lifts, air-          4.1        In respect of any loss or damage to person or property
conditioning,        sustained by the Tenant or any such other person caused by or through or in
utilities            way owing to any defect in or breakdown of the lifts, electric power and water supplies, or any other building service provided in the said building;

Fire and             4.2        In respect of any loss or damage to person or property
overflow of          sustained by the Tenant or any other person caused by or through or in any
water                way owing to the escape of fumes smoke fire or any other substance or thing or the overflow of water from anywhere within the said building;

Security             4.3        For the security or safekeeping of the said premises or any contents therein.

                     5.       SUSPENSION OF RENT

Suspension of                   If the said premises or the said building or any part


rent                 thereof shall at any time during the tenancy be destroyed or damaged or become inaccessible owing to fire water storm wind typhoon defective construction white ants earthquake subsidence of the ground or any calamity beyond the control of the Landlord so as to render the said premises unfit for use or inaccessible and the policy or policies of insurance affected by the Landlord shall not have been vitiated or payment of the policy monies refused in whole or in part in consequence of any act or default of the
                     Tenant or if at any time during the continuance of this tenancy the said premises or the said building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the said premises or the said building and the said premises have not been reinstated in the meantime then the Tenant may at any time after three months from the occurrence of such damage or destruction or order give to the
                     Landlord notice in writing to determine this present tenancy and thereupon the same and everything herein contained shall cease and be void but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreement stipulations terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension Provided
                     Always that the Landlord shall have no obligation or duty whatsoever to reinstate the said premises;

                     6.       DEFAULT IN PAYMENTS

                              It is hereby expressly agreed and declared as follows :-

Default              6.1      If the rent and/or the other charges or any part thereof shall be unpaid for 15 days after the same shall have become payable (whether formally demanded or not) or if there shall be any breach or non-performance of any of the stipulations conditions or agreements herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall become bankrupt or being a corporation go into liquidation or if the Tenant shall suffer execution to be levied up the said premises or otherwise on the Tenant goods then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the said premises or any part thereof in the name of the whole and thereupon this Agreement shall absolutely determine but without prejudice to any right of action by the Landlord in respect of any outstanding breach non-observance or prejudice to any right of action by the Landlord in respect of any outstanding breach non-observance or non-
                     performance by the Tenant of any of the terms of this

                     Agreement. All costs and expenses incurred by the Landlord in demanding payment of the rent and other charges aforesaid (if the Landlord elects to demand) arising out of this Clause shall be paid by the Tenant and shall be recoverable from the
                     Tenant as a debt or be deductible by the Landlord from any deposit held by the Landlord hereunder;

Acceptance           6.2      The acceptance of any rent by the Landlord hereunder shall not be
of rent              deemed to operate as a waiver by the Landlord of any rights to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed;

Acts of employees    6.3      For the purpose of these presents any act default neglect or omission
invitees and         of any guest visitor servant contractor employee agent invitee or licensee of
licensees            the Tenant shall deemed to be the act default neglect or omission of the
                     Tenant;

Distraint            6.4      For the purposes of Part III of the Landlord and Tenant
                     (Consolidation) Ordinance (Chapter 7) and of these presents, the rent payable in respect of the said premises shall be and be deemed to be in arrear if not paid in advance at the time and in the manner hereinbefore provided for payment thereof;

                     7.       DEPOSIT

Deposit              7.1      The Tenant shall on the signing hereof deposit with the Landlord the sum specified in Part IV of the First Schedule hereto to secure the due observance and performance by the Tenant of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout the currency of this Agreement free of any interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder)
                     to deduct therefrom the amount of any rent rates and other charges payable hereunder and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements, stipulations terms or conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit equal to the amount so deducted and failure by the Tenant so to do shall entitle the

                     Landlord forthwith to re-enter upon the said premises and to determine this Agreement as hereinbefore provided;


Repayment of         7.2      Subject as aforesaid the said deposit shall be refunded to the Tenant
deposit              by the Landlord without interest within thirty days after the expiration or sooner determination of this Agreement and delivery of vacant possession to the Landlord and after settlement of the last outstanding claim by the
                     Landlord against the Tenant for any arrears of rent rates and other charges and for any breach non-observance or non-performance of any of the agreements stipulations obligations or conditions herein contained and on the part of the Tenant to be observed or performed whichever shall be the later;

                     8.       LANDLORD'S REGULATIONS

Introduction         8.1      In the case where the Landlord is the landlord of the whole of the
of regulations       said building, the Landlord reserves the right from time to time and by notice in writing to the Tenant to make introduce and subsequently amend adopt or abolish if necessary such Regulations as it may consider necessary for the proper operation and maintenance of the said building and in connection with traffic circulation loading unloading and car parking in and around the said building;

Conflict             8.2      Such Regulations shall be supplementary to the terms and conditions contained in this Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such Regulations and the terms and conditions of this Agreement the latter shall prevail;

                     9.       INTERPRETATION AND MISCELLANEOUS

Marginal notes,      9.1      The Marginal Notes, Headings and Index are intended for guidance only
headings and         and do not form a part of this Agreement nor shall any of the provisions of
index                this Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby;

Landlord and         9.2      The Tenant hereby expressly agrees to deprive himself of any and all
Tenant               period of Two (2) year from the expiry date of the first term of two years under
legislation          rights to protection against eviction provided by any existing legislation or by any future enactment in substitution or amendment thereof or addition thereto to the intent that the Tenant shall deliver up vacant possession of the said premises to the Landlord at the expiration or sooner determination of the tenancy hereby created;

Condonation          9.3      No condoning, excusing or overlooking by the Landlord of any default,
not a waiver         breach or non-observance or non-performance by the Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and in no way shall be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided;

Letting notices      9.4      During the three months immediately before the expiration or sooner
and entry            determination of the said term of tenancy the Landlord shall be at liberty to affix and maintain without interference upon any external part of the said premises a notice stating that the said premises are to be let and such other information in connection therewith as the Landlord shall reasonably require during the aforementioned period of 3 months;

Service of           9.5      Any notice required to be served on the Tenant shall be sufficiently
notice               served if delivered to or despatched by registered post or left at the said premises or at the last known address of the Tenant.  A notice sent by registered post shall be deemed to be given at the time and date of posting;

Name of Building     9.6      In the case where the Landlord is the landlord of the whole of the said building the Landlord reserves the right to name the said building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name provided that the Landlord shall give the Tenant and the Postal and other relevant Government Authorities not less than three months' notice of its intention so to do;

Gender               9.7      In this Agreement if the context permits or requires words importing the singular number shall include the plural number and vice versa and words importing the masculine feminine or neuter


                     gender shall include the other of them;

Stamp duty           9.8      The costs of the preparation of this Agreement and its counterpart
and costs            and the Stamp Duty thereon and Land Office registration fees (if any) shall be borne by the Landlord and the Tenant in equal shares provided always that if the Tenant instructs its own solicitors in regard to approval of this
                     Agreement the Tenant shall in addition be responsible for the full costs of its own solicitors in the matter;

Special              9.9      The parties hereto further agree that they shall respectively be
conditions           bound by and be entitled to the benefit of the special conditions set forth in the Third Schedule hereto.

                     AS WITNESS the hands of the parties hereto the day and year first above written.


                THE FIRST SCHEDULE ABOVE REFERRED TO
                              PART 1
Landlord     :       LEA TAI PROPERTY DEVELOPMENT LIMITED whose registered office is situate at
                     20-24 Kwai Wing Road, Kwai Chung, New Territories, Hong Kong.

Tenant       :       TAG-IT PRINTING & PACKAGING LIMITED whose registered office is situate at
                     Block C, 7th Floor, Derrick Industrial Building, Nos.49-51 Wang Chuk Hang
                     Road, Hong Kong.

                             PART II
Premises     :       ALL THOSE UNITS 03 and 05 on the TENTH FLOOR of SHATIN 11 PLAZA, NO.11 WO
                     SHING STREET, FO TAN, NEW TERRITORIES erected on ALL THAT piece or parcel of ground registered in the Sha Tin New Territories Land Registry as THE
                     REMAINING PORTION OF SHA TIN TOWN LOT NO. 17.

                             PART III
Term         :       TWO (2) YEARS commencing on 23rd day of May, 1996 and expiring on 22nd day of
                     May 1998.

                             PART IV

                                       19

Deposit     :        HONG KONG DOLLARS NINETY FIVE THOUSAND EIGHT HUNDRED NINETY TWO AND CENTS
                     THIRTY (HK$95,892.30)

                              PART V
User         :       Industrial or commercial business use ancillary and directly related to an industrial operation under the name of the Tenant only.

              THE SECOND SCHEDULE ABOVE REFERRED TO
                              PART I
                       PARTICULARS OF RENT

          The rent shall be HONG KONG DOLLARS TWENTY NINE THOUSAND TWO HUNDRED FOURTEEN AND CENTS FIFTY ONLY (HK$29,214.50) per calendar month (exclusive of rates) payable in advance on the 23rd day of each month without any deduction whatsoever.

                             PART II
                          OTHER CHARGES

          All management charges (if any) payable in respect of the said premises at such rate or amount as may be imposed on the said premises from time to time in accordance with the Deed of Mutual Covenant and/or Management Agreement relating to the Building of which the said premises form a part.

               THE THIRD SCHEDULE ABOVE REFERRED TO
                        SPECIAL CONDITIONS

1.       The Tenant shall be entitled to a rent-free period of thirty one (31) days from the commencement date for decoration purposes Provided that the Tenant shall bear and pay all Government rates, charges for water, electricity, town gas (if any) and all other outgoings of whatsoever nature now or hereafter imposed or charges upon the owner or occupier of the said premises
         (Crown rent and property tax excepted) during the said rent-free period.

2.(i)    The Tenant shall be entitled to an option for renewal of the tenancy agreement for a further period of Two (2) year from the expiry date of the first term of two years under this tenancy agreement (hereinafter called "the renewal period").
         (ii)       The Tenant's right to the above option shall be subject to
                     (a)          stipulations, obligations and conditions contained in this tenancy agreement; and

                                       20

                     (b)          the Tenant having exercised his right by notice in writing served on the Landlord not less than six months prior to
                                  the date on which the term under this tenancy agreement is due to expire.
         (iii)       The renewal period shall be held under the same terms and
                     conditions as are contained in this tenancy agreement save and except for (a) the provisions of this Clause and (b) the rent payable for the renewal period which shall be determined in accordance with the provisions hereinafter mentioned.
         (iv)        The monthly rent in respect of the premises for the renewal period shall be the then current market rent of premises determined in accordance with the following provisions.
         (v)         The current market rent of the premises shall first be agreed by the parties hereto failing which the said rent shall be determined by an independent professional valuer or firm of professional valuers (hereinafter called "the valuer") to be appointed jointly by the parties hereto in writing.  Failing agreement on the identity of the valuer to be so appointed two months prior to the expiration of the term under this tenancy agreement, then the current market rent shall be determined by a valuer to be appointed by the Chairman or President for the time being of the Royal
                     Institute of Chartered Surveyors (Hong Kong Branch) on the
                     application of either the Landlord of the premises or the Tenant.
                     The valuer's decision shall be conclusive and binding on the parties hereto.
         (vi)        In determining the current market rent the valuer shall act as an expert and not as an arbitrator and shall take into account the open market rent at which having regard to the terms of this
                     Agreement (other than as to the amount of the rent payable) the premises might reasonably be expected to be let by a willing landlord to a willing tenant in respect of comparable accommodation for a similar purpose in the district of the premises obtainable at the time of such determination for a period of one year in respect of the renewal period.
         (vii)       The fees costs and expenses of the valuer hereinbefore mentioned shall be home by the Landlord of the premises and the Tenant in equal shares.
         (viii)      The exercise by the Tenant of the option in accordance with the above provisions and the agreement upon or determination of the current market rent for the renewal period shall constitute the contract and it shall not be necessary for any formal document to be executed by the parties.

3.        The parties hereto hereby agreed that the Tenant may during the term of this tenancy at its own costs and expenses demolish the partition walls between units 03 and 05 on the 10th
          Floor and the Tenant is not obliged to reinstate the partition wall therein at the expiration of the term of this tenancy.

4.        The Tenant shall have an option during the term of the tenancy to rent a private car park and a lorry car park at the rent shall be agreed by the parties hereto.

                                       21

5.        The said premises are supplied with a split type air-conditioning unit by the Landlord
          Provided that the Tenant shall keep and maintain the said split type-conditioning in good repair and conditions and if any replacement thereof is required, the Tenant shall bear and pay the cost therefor and shall obtain the Landlord's prior approval before any replacement is made.

SIGNED for and on behalf of the Landlord by Mr.
Fang Hung, Kenneth and Mr. Fang Chiu, Laurence, two    FOR AND ON BEHALF OF
of its directors whose signatures are                  LEA TAI PROPERTY DEVELOPMENT LIMITED
verified by:-
                                                                   /s/
                                                       -------------------------------------
                                                       Authorized Signature


                          Szeto Whi Sun
                      Solicitor, Hong Kong.
                                                       FOR AND ON BEHALF OF
                                                       Tag-It PRINTING & PACKAGING LTD

SIGNED for and on behalf of the Tenant by Mr. Sung
Kwok Hung in the presence of:-
                                                                   /s/
                                                       -------------------------------------
                                                       Authorized Signature

                           HUI TSZ PING

               Clerk to Messrs. Edmund Cheung & Co.
                   Soliciiitors etc., Hong Kong

RECEIVED the day and year first above written of
and from the Tenant the sum of HONG KONG DOLLARS       FOR AND ON BEHALF OF
NINETY FIVE THOUSAND EIGHT HUNDRED NINETY TWO AND      LEA TAI PROPERTY DEVELOPMENT LIMITED
CENTS THIRTY being the deposit money above
expressed to be paid by the Tenant to the Landlord.
                                                                   /s/
                                                       -------------------------------------
                                                       Authorized Signature


WITNESS:-


                          Szeto Whi Sun                I hereby verify the signature of
                       Solicitor, Hong Kong            HUI TSZ PING



                                                             Szeto Wai Sun
                                                         Solicitor, Hong Kong.

                                       23